UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2020

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $3.33 per share	HWC	The NASDAQ Stock Market, LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 29, 2020, at the 2020 annual meeting of the shareholders (the “Annual Meeting”) of Hancock Whitney Corporation (the “Company”), the Company’s shareholders approved the Hancock Whitney Corporation 2020 Long Term Incentive Plan (“2020 Incentive Plan”). A total of 2,500,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2020 Incentive Plan, plus a number of additional shares (not to exceed 1,000,000) underlying awards outstanding as of April 29, 2020 under the Company’s 2014 Long Term Incentive Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. A description of the material terms of the 2020 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2020, and is incorporated herein by reference. A copy of the 2020 Incentive Plan is attached as Exhibit 10.1 hereto and is hereby incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved certain amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles”): (1) eliminating certain business combination supermajority vote provisions; (2) eliminating the prohibition on paying common stock dividends prior to the payment of all preferred stock dividends and the requirement that all preferred stock dividends be paid on a cumulative basis; and (3) removing the series of preferred stock designated as 8% Cumulative Convertible Preferred Stock, Series A, created by resolutions adopted by the Board of Directors (the “Board”) effective June 29, 2001. All of the aforementioned amendments to the Company’s Articles became effective on April 30, 2020.

The above description is qualified in its entirety by reference to the full text of the Company’s Second Amended and Restated Articles of Incorporation, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effective April 29, 2020, the Board amended the Company’s amended and restated bylaws to: (1) allow for shareholder and Board meetings via remote communication in accordance with the Mississippi Business Corporations Act (“MBCA”); (2) allow for notice of Board meetings to be delivered electronically, as well as establishing (i) provisions for waiver of such notice and (ii) certain adjournment procedures for Board meetings; (3) remove the provision requiring that the salaries of the Company’s officers be fixed by the Board or a committee of the Board; (4) grant specific authority to the Company’s Chairman of the Board, Chief Executive Officer, President, or any Executive Vice President to execute contracts, deeds, documents and instruments; and (5) make certain non-substantive changes to terms in order to conform with the MBCA.

The above description is qualified in its entirety by reference to the full text of the Company’s Second Amended and Restated Bylaws, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 29, 2020. The Annual Meeting was exclusively held virtually due to the novel coronavirus (COVID-19) pandemic and related governmental directives. A copy of the script of the Annual Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the close of business on February 28, 2020, the record date for the Annual Meeting, the Company had 88,652,061 shares of common stock outstanding and entitled to vote. Of that number, 78,655,703 shares were represented virtually or by proxy at the Annual Meeting. The Company’s shareholders voted on the following five proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Directors.

Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Board expiring at the 2023 annual meeting, as indicated below.

Nominees for a Three-Year Term	Votes For	Votes Withheld	Broker Non-Votes
Frank E. Bertucci	68,008,067	2,218,826	8,428,810
Constantine S. Liollio	69,827,561	399,332	8,428,810
Thomas H. Olinde	68,326,991	1,899,902	8,428,810
Joan C. Teofilo	69,843,745	383,148	8,428,810
C. Richard Wilkins	69,036,230	1,190,663	8,428,810

Proposal 2(A): Amendment to the Company’s Articles Eliminating Certain Business Combination Supermajority Vote Provisions.

Proposal 2(A) was a proposal to approve an amendment to our Articles to eliminate certain business combination supermajority vote provisions. A copy of the Second Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. This proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,899,040	241,991	85,862	8,428,810

Proposal 2(B): Amendment to the Company’s Articles Eliminating the Prohibition on Non-Cumulative Preferred Dividends.

Proposal 2(B) was a proposal to approve an amendment to our Articles to eliminate the prohibition on paying common stock dividends prior to the payment of all preferred stock dividends and the requirement that all preferred stock dividends be paid on a cumulative basis. A copy of the Second Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. This proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,869,304	243,338	114,251	8,428,810

Proposal 2(C): Amendment to the Company’s Articles to Remove Series A Preferred Stock Provisions.

Proposal 2(C) was a proposal to approve an amendment to our Articles to remove the series of preferred stock designated as 8% Cumulative Convertible Preferred Stock, Series A, created by resolutions adopted by the Board effective June 29, 2001. A copy of the Second Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. This proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,928,472	157,167	141,254	8,428,810

Proposal 3: Advisory Vote on Compensation of Named Executive Officers.

Proposal 3 was an advisory vote on the compensation of the Company’s named executive officers, as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,939,566	1,147,931	139,396	8,428,810

Proposal 4: Approval of the 2020 Incentive Plan.

Proposal 4 was a proposal to approve the 2020 Incentive Plan, which was approved by the Board on February 27, 2020. The 2020 Incentive Plan is intended to serve as the successor to the Company’s 2014 Long Term Incentive Plan. A copy of the 2020 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. This proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,097,863	2,037,381	91,649	8,428,810

Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm.

Proposal 5 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal was approved as follows:

Votes For	Votes Against	Abstentions
77,687,046	871,246	97,411

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Articles of Incorporation of Hancock Whitney Corporation

3.2	Second Amended and Restated Bylaws of Hancock Whitney Corporation

10.1	Hancock Whitney Corporation 2020 Long Term Incentive Plan

99.1	Hancock Whitney 2020 Annual Meeting Script

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

May 1, 2020	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer